UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06223

Legg Mason Tax Free Income Fund

(Exact name of Registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

March 31, 2013

Annual Repor t

Legg Mason

Investment Counsel

Maryland Tax-Free

Income Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Fund objective

The Fund seeks a high level of current income exempt from federal and Maryland state and local income taxes*, consistent with prudent investment risk and preservation of capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Investment Counsel Maryland Tax-Free Income Trust for the twelve-month reporting period ended March 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and President

April 26, 2013

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	III

Investment commentary

Economic review

The U.S. economy expanded over the twelve months ended March 31, 2013, but it did so in fits and starts. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was a tepid 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. The reporting period then ended on a positive note, as the U.S. Department of Commerce’s initial estimate for first quarter 2013 GDP growth was 2.5%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.2% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.2%. Unemployment then generally declined and was 7.8% in September 2012. The unemployment rate then fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February and 7.6% in March, the lowest level since December 2008. However, the decline in March was partially due to people leaving the workforce. In addition, the number of longer-term unemployed continues to be a headwind for the economy, as nearly 40% of the 11.7 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales slipped 0.6% on a seasonally adjusted basis in March 2013 versus the previous month, but were 10.3% higher than in March 2012. In addition, the NAR reported that the median existing-home price for all housing types was $184,300 in March 2013, up 11.8% from March 2012. This marked the thirteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose modestly in March to a 4.7 month supply at the current sales pace, it was 16.8% lower than in March 2012.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded over the next four months, with the PMI at 51.3 in March 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often

IV	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Investment commentary (cont’d)

referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman and President

April 26, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. The Fund invests primarily in debt instruments issued by or on behalf of the state of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal and Maryland state and local income taxes. Securities considered for investment must be investment grade. The Fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from Maryland state and local taxes, and is not considered a tax preference item for the purpose of the alternative minimum tax (“AMT”).

The Fund may invest in securities of any maturity. We anticipate that the dollar-weighted average maturity for the Fund will be in the long-intermediate to long-term range (generally from seven to twenty years) although, at times, depending on our market outlook, the average maturity may be somewhat longer or shorter than this. We establish a durationi target for the Fund based on our investment outlook. This outlook is determined by our analysis of the economy, fiscal and monetary policy and international events. Factors directly impacting the municipal market, such as supply, demand and legislative developments, are also incorporated into our outlook. We analyze each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a significant sell-off in December related to investor concerns about the possible limitation of the tax-exemption of municipal bonds, overall returns for municipal bonds were excellent in 2012. According to Lipper Fund Flow data, municipal mutual funds saw net inflows of approximately $50 billion in calendar year 2012 despite yields that resided near record lows for much of the period. While new issuance at first glance seemed elevated at $373 billion (a 29.7% increase versus 2011 according to The Bond Buyer), refunding volume, which does not create net new supply, drove the bulk of the issuance. Issuance for new money projects actually dropped 1.8% during the year, creating a dearth of attractive options for those looking to shield income from the prospect of higher taxes.

As 2013 began, volume trends from the previous year remained intact. New issuance was running only slightly above last year’s pace in the first calendar quarter, with refinancing volume constituting a meaningful portion of the total. Meanwhile, heavy reinvestment of coupons and maturities in early January underpinned demand, while credit spreads narrowed considerably as the improving economy and rising property values healed local government finances and augmented tax revenues. However, the municipal market unraveled late in the quarter, undoing most of the solid returns seen early in the period. While the improving economy was beneficial to municipal credit spreads, the corresponding sell-off in the Treasury market took its

2	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Fund overview (cont’d)

toll on all fixed-income markets. Also, March historically is a difficult month for the tax-free market as high net worth investors often sell municipal bonds to pay taxes in April. While tax-free bonds managed to outperform most sectors of the taxable market thus far in 2013, absolute returns were generally poor. Despite the difficult finish, the Barclays Municipal Bond Indexii, a proxy for the overall investment grade municipal bond market and the Fund’s benchmark, returned a solid 5.25% for the twelve-month period ended March 31, 2013, well in excess of the 3.78% annual gain for the Barclays U.S. Aggregate Indexiii, a proxy for the investment grade taxable bond market.

In hindsight, the solid showing for the market was not surprising. Given the unattractive yields available in the Treasury market, taxable investors have been looking for alternative vehicles to enhance income. Corporate bonds were a worthy alternative as evidenced by the solid returns within the corporate bond sector over the past year. However, the prospect of higher taxes at both the federal and state level, as well as the 3.8% surtax to fund healthcare reform, led many to look at the tax-free market, where income is tax-free at the federal level as well as state level for in-state bonds, and the 3.8% surcharge does not apply. The initial proposal by the Obama administration to cap the allowable tax-exemption to 28% seemed not to be a factor in investors’ decisions, as most deem it unlikely. In addition to Constitutional precedent, many lawmakers believe raising the cost of capital for local government is not wise given these entities use bonding to fund needed improvement in infrastructure, which provides stimulus to the economy. The limitation to the tax exemption did not make it into the scaled-back fiscal cliff deal passed at year end. However, the top marginal bracket did rise to 39.6% for joint incomes above $450,000, which is a tailwind for the market going forward as the value of a tax-free income stream is enhanced for those in this top bracket.

Concerns regarding local government credit quality faded despite the few high profile anecdotes of Chapter 9 bankruptcy, primarily within the California market. However, according to the National Governors Association, just eight states are forecasting deficits next fiscal year versus thirty-three this time last year. Tax revenues grew for the third straight year and in aggregate exceeded the peak level seen just prior to the credit crisis in 2008. As a result, according to Municipal Market Advisors, only 91 issuers defaulted in 2012, the fewest since the aftermath of the crisis in 2009.

Specific to the Maryland market, the impact of sequestration remains a cloud over the local economy due to the region’s employment base being significantly levered to the federal government. Maryland traditionally is considered a high quality market, and the impact on individual credits should be marginal. In fact, at the state level, the Supplemental Budget released on April 1, 2013 estimates a $207 million general fund balance for fiscal year 2014, down slightly from the initial estimate of $236 million. The Rainy Day Fund stands in excess of $900 million, the largest total since 2007. The overall Maryland market actually outperformed the national market in the first calendar quarter of 2013 when sequestration fears were most pronounced. For the entire reporting period, the local market significantly underperformed the overall market as lower quality issuers in states such as California, Illinois and Louisiana fared the best, while higher quality states such as Maryland and Virginia did not benefit from the spread tightening that characterized those with weaker credit metrics.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	3

Q. How did we respond to these changing market conditions?

A. During the reporting period, we reestablished the defensive posture that characterized the Fund for much of 2011. The primary reason was the unappealing interest rate environment that prevailed over the past twelve months, which included record low yields during the month of November. We shortened the average duration of the Fund from 6.39 at the beginning of the reporting period to 5.91 by the end of November to protect the Fund from our expectation of higher interest rates. While the improving domestic economy was supportive of overall credit quality, the stronger growth seemed likely to pressure Treasury yields higher, which in fact occurred starting in December. Concurrently, worries about the fate of the tax exemption of municipal bonds became more pronounced heading into the election and the year-end fiscal cliff debate.

In advance of this period, we rebuilt the Fund’s cash position to prepare for any outflows which could arise from the negative media attention the proposed tax exemption limitation was garnering. While the outflows never materialized, the impact on the market in December was material, as the overall market lost 1.24% in that month alone. Sensing support for limiting the exemption was losing steam, we extended the duration of the Fund during the difficult December period to 6.34 by the end of the month. A Cyprus-induced flight-to-quality rally in the Treasury market late in the quarter squeezed much of the restored value out of the market. We were content to let the weighted duration of the Fund drift down to 6.14 by the end of the Fund’s fiscal year, and swapped out of lower coupon bonds into similar maturity issues with higher coupons, which are more defensive in rising interest rate environments. Our yield curveiv positioning remained unchanged, with exposure to longer maturity bonds to enhance the yield of the Fund, offset by a heavy weighting to cash and shorter maturities to reduce overall portfolio duration and provide liquidity for potential withdrawals and better opportunities should yields move higher.

Performance review

For the twelve months ended March 31, 2013, Class A shares of Legg Mason Investment Counsel Maryland Tax-Free Income Trust, excluding sales charges, returned 3.84%. The Fund’s unmanaged benchmark, the Barclays Municipal Bond Index, returned 5.25% for the same period. The Lipper Maryland Municipal Debt Funds Category Average1 returned 4.52% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of March 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Investment Counsel Maryland Tax-Free Income Trust:
Class A	0.66%	3.84%
Class C	0.36%	3.24%
Class I	0.75%	4.02%
Barclays Municipal Bond Index	0.96%	5.25%
Lipper Maryland Municipal Debt Funds Category Average[1]	0.49%	4.52%

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 33 funds for the six-month period and among the 33 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Fund overview (cont’d)

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended March 31, 2013 for Class A, Class C and Class I shares were 2.48%, 1.99% and 2.75%, respectively. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C and Class I shares would have been 2.24%, 1.74% and 2.35%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2012, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 0.85%, 1.45% and 0.71%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.70% for Class A shares, 1.25% for Class C shares and 0.45% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the second straight year, sector weightings were accretive to the Fund’s performance over the twelve months ended March 31, 2013. Health Care1, Higher Education and Housing represented the Fund’s three top weighted sectors over the course of the period, and all three posted solid total returns in excess of 6% for the year. For the second straight year, the Health Care sector generated the largest contribution to performance. These issuers tend to have credit ratings that reside in the lowest tiers of the investment grade credit universe (i.e. single-A and BBB), and performed extremely well over the past year in a period of narrowing credit spreads. Higher Education also performed well. Like the Fund’s hospital holdings, many of these

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	5

issuers are rated single-A and BBB, which outperformed securities of higher credit quality. Also, the Fund’s Hospital and Higher Education holdings are heavily weighted in longer maturities. Similar to 2011, long maturity bonds represented the best performing part of the yield curve as interest rates continued to collapse on these securities, driving significant price increases. Finally, housing remained a key contributor, due to a long maturity profile and attractive yields to compensate investors for prepayment uncertainty.

Q. What were the leading detractors from performance?

A. The largest detractor to performance was the Fund’s short duration relative to its benchmark and peers and high cash position for much of the trailing twelve months. Although this conservative posture was quite beneficial to the Fund during the final six months of the fiscal year, the strong rally during the first two quarters created a large cash drag, negatively impacting portfolio returns for the entire year. Also, the Fund’s weighting to Puerto Rico names was a negative contributor, as Puerto Rico issues underperformed the Maryland market significantly, in contrast to most other BBB-rated issues held within the portfolio. Also, despite the aforementioned exposure to lower-rated, investment grade securities within the Health Care and Higher Education sectors, high credit quality on the portfolio level detracted from results as lower-rated securities fared best as investors increasingly stretched for yield in riskier assets as the Federal Reserve Board (“Fed”)v monetary stimulus continues to keep interest rates at historically low levels.

Sincerely,

R. Scott Pierce, CFA

Portfolio Manager

Legg Mason Investment Counsel, LLC

April 16, 2013

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. As a “non-diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2013 and March 31, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
*	Prior year percentages have been restated to reflect current period classifications.

8	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2012 and held for the six months ended March 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.66%	$1,000.00	$1,006.60	0.62%	$3.10	Class A	5.00%	$1,000.00	$1,021.84	0.62%	$3.13
Class C	0.36	1,000.00	1,003.60	1.21	6.04	Class C	5.00	1,000.00	1,018.90	1.21	6.09
Class I	0.75	1,000.00	1,007.50	0.45	2.25	Class I	5.00	1,000.00	1,022.69	0.45	2.27

[1]	For the six months ended March 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 3/31/13	3.84%	3.24%	4.02%
Five Years Ended 3/31/13	5.44	N/A	N/A
Ten Years Ended 3/31/13	4.40	N/A	N/A
Inception* through 3/31/13	5.53	5.50	5.82

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 3/31/13	-0.55%	2.24%	4.02%
Five Years Ended 3/31/13	4.52	N/A	N/A
Ten Years Ended 3/31/13	3.95	N/A	N/A
Inception* through 3/31/13	5.32	5.50	5.82

Cumulative total returns
Without sales charges[1]
Class A (3/31/03 through 3/31/13)	53.88%
Class C (Inception date of 2/05/09 through 3/31/13)	24.91
Class I (Inception date of 7/30/08 through 3/31/13)	30.23

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	The inception dates for Class A, C and I shares are May 1, 1991, February 5, 2009 and July 30, 2008, respectively.

10	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Investment Counsel Maryland Tax-Free Income Trust vs. Barclays Municipal Bond Index† — March 2003 - March 2013

Value of $10,000 invested in

Class C Shares of Legg Mason Investment Counsel Maryland Tax-Free Income Trust vs. Barclays Municipal Bond Index† — February 5, 2009 - March 2013

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	11

Value of $1,000,000 invested in

Class I Shares of Legg Mason Investment Counsel Maryland Tax-Free Income Trust vs. Barclays Municipal Bond Index† —

July 30, 2008 - March 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 in Class I shares of Legg Mason Investment Counsel Maryland Tax-Free Income Trust on March 31, 2003, February 5, 2009 (inception date) and July 30, 2008 (inception date), respectively, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2013. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

12	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Schedule of investments

March 31, 2013

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 87.1%
Education — 16.6%
City of Annapolis, Maryland, EDR and Refunding Revenue Bonds:
St. John’s College Facility	5.500%	10/1/18	$175,000	$175,621
St. John’s College Facility	5.500%	10/1/23	490,000	491,720
St. John’s College Facility	5.000%	10/1/27	1,135,000	1,197,016
St. John’s College Facility	5.000%	10/1/36	2,465,000	2,582,014
Maryland State EDC, Student Housing Revenue Bonds:
Senior Morgan State University Project	5.000%	7/1/27	1,870,000	2,058,758
Senior Morgan State University Project	5.000%	7/1/34	750,000	805,042
University of Maryland, College Park Projects	5.750%	6/1/33	500,000	537,515
University of Maryland, College Park Projects	5.800%	6/1/38	1,500,000	1,603,770
Maryland State EDC, Utility Infrastructure Revenue:
University of Maryland, College Park Project	5.000%	7/1/16	3,700,000	4,087,427
University of Maryland, College Park Project	5.000%	7/1/17	1,000,000	1,130,610
Maryland State Health & Higher EFA Revenue Bonds:
College of Notre Dame of Maryland	4.000%	10/1/25	1,645,000	1,783,410
Loyola College Issue	5.000%	10/1/40	2,000,000	2,097,900
Maryland Institute College of Art	5.000%	6/1/36	5,000,000	5,232,600
Maryland Institute College of Art	5.000%	6/1/42	800,000	834,080
Notre Dame of Maryland University	5.000%	10/1/37	1,245,000	1,332,387
Notre Dame of Maryland University	5.000%	10/1/42	2,300,000	2,450,259
The Johns Hopkins University Issue	5.000%	7/1/33	3,000,000	3,149,130
Westminster, Maryland, Education Facilities Refunding Revenue Bonds, McDaniel College Inc.	5.000%	11/1/31	3,500,000	3,609,585
Total Education				35,158,844
Health Care — 18.1%
Maryland State Health & Higher EFA Revenue Bonds:
Anne Arundel Health System	6.750%	7/1/29	2,000,000	2,453,460
Calvert Health Systems Issue	5.500%	7/1/39	2,000,000	2,049,160
Carroll Hospital Center Inc.	5.000%	7/1/21	1,005,000	1,148,434
Carroll Hospital Center Inc.	4.000%	7/1/30	2,000,000	2,032,400
Carroll Hospital Center Inc.	5.000%	7/1/37	1,000,000	1,091,120
Helix Health Issue, AMBAC	5.250%	8/15/38	3,000,000	3,642,990
Johns Hopkins Medical Institutions	5.000%	5/15/35	1,300,000	1,407,198
Mercy Medical Center Inc.	5.500%	7/1/42	3,445,000	3,732,761
Peninsula Regional Medical Center Issue	5.000%	7/1/19	1,000,000	1,106,050
Peninsula Regional Medical Center Issue	5.000%	7/1/26	2,435,000	2,669,734

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	13

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Health Care — continued
Refunding, MedStar Health Issue	5.500%	8/15/25	$785,000	$827,523
Refunding, Mercy Ridge	4.750%	7/1/34	3,200,000	3,312,864
Suburban Hospital	5.500%	7/1/16	500,000	529,230
The Johns Hopkins Hospital Issue	0.000%	7/1/19	4,000,000	3,381,120
University of Maryland Medical System	5.000%	7/1/34	1,000,000	1,092,810
University of Maryland Medical System	5.000%	7/1/41	1,500,000	1,555,770
Washington County Hospital Association	5.000%	1/1/17	500,000	550,040
Washington County Hospital Issue	4.000%	1/1/15	1,000,000	1,043,400
Washington County Hospital Issue	4.750%	1/1/16	1,000,000	1,077,230
Washington County Hospital Issue	5.250%	1/1/23	500,000	548,920
Washington County Hospital Issue	5.750%	1/1/38	2,000,000	2,147,960
Washington County Hospital Issue	6.000%	1/1/43	1,000,000	1,082,880
Total Health Care				38,483,054
Housing — 10.4%
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	4.500%	9/1/29	2,490,000	2,584,321
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	4.750%	9/1/29	1,000,000	1,049,030
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	5.050%	9/1/39	1,980,000	2,057,715
Maryland State Community Development Administration, Department of Housing and Community Development	5.375%	9/1/39	855,000	896,818
Maryland State Community Development Administration, Department of Housing and Community Development, Local Government Infrastructure, Series A-1 Senior	4.000%	6/1/30	4,485,000	4,822,855
Maryland State Community Development Administration, Department of Housing and Community Development, Local Government Infrastructure, Series A-2 Sub	4.000%	6/1/30	1,000,000	1,075,330
Montgomery County, Maryland, Revenue Bonds:
Housing Opportunities Commission, Single Family Mortgage	4.875%	7/1/25	1,000,000	1,071,210
Housing Opportunities Commission, Single Family Mortgage	5.000%	7/1/27	1,395,000	1,436,613	(a)
Montgomery County, MD, Housing Opportunities Commission Revenue Bonds	3.000%	7/1/28	775,000	759,144
Montgomery County, MD, Housing Opportunities Commission, MFH & Reconstruction Development Revenue	3.450%	7/1/27	3,495,000	3,577,167

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Schedule of investments (cont’d)

March 31, 2013

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Housing — continued
Montgomery County, MD, Housing Opportunities Commission, MFH & Reconstruction Development Revenue	3.950%	7/1/37	$650,000	$662,019
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Revenue, Housing Development	4.625%	7/1/41	2,000,000	2,089,980
Total Housing				22,082,202
Industrial Revenue — 1.9%
Maryland EDC, EDR, Lutheran World Relief Inc. and Immigration and Refugee Service	5.250%	4/1/29	565,000	599,397
Maryland IDA, Refunding Revenue Bonds, American Center for Physics Headquarters Facility	5.250%	12/15/15	320,000	321,114
Puerto Rico Commonwealth Government Development Bank, NATL	4.750%	12/1/15	3,000,000	3,043,140
Total Industrial Revenue				3,963,651
Leasing — 2.6%
IDA of Prince George’s County, Maryland, Subordinated Lease Revenue Bonds:
Upper Marlboro Justice Center Expansion Project, NATL	5.125%	6/30/15	3,340,000	3,378,978
Upper Marlboro Justice Center Expansion Project, NATL	5.000%	6/30/19	1,000,000	1,010,700
Montgomery County, MD, Lease Revenue, Metrorail Garage Project	5.000%	6/1/24	1,000,000	1,198,190
Total Leasing				5,587,868
Local General Obligation — 3.3%
Anne Arundel County, Maryland, GO Bonds, Consolidated General Improvement Bonds	4.500%	3/1/23	1,000,000	1,112,320
Baltimore County, Maryland, GO Bonds	4.000%	8/1/23	1,270,000	1,440,447
Baltimore County, Maryland, GO Bonds, Metropolitan District Bonds, 70th Issue	4.250%	9/1/26	1,000,000	1,091,100
Frederick County, Maryland, GO Bonds, Public Facilities Refunding Bonds	5.000%	7/1/15	1,000,000	1,103,390
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds	5.000%	8/15/19	1,000,000	1,235,000
Montgomery County, MD, GO Bonds	5.000%	7/1/22	400,000	501,136
Queen Anne’s County, Maryland, Public Facilities Refunding Bonds, NATL	5.000%	11/15/16	500,000	558,835
Total Local General Obligation				7,042,228
Power — 1.7%
Puerto Rico Electric Power Authority, Power Revenue	5.000%	7/1/28	3,740,000	3,627,164

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	15

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Pre-Refunded/Escrowed to Maturity — 7.0%
Baltimore County, Maryland, Revenue Bonds, Catholic Health Initiatives	5.000%	9/1/20	$1,050,000	$1,196,191	(b)
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds, Water Projects	5.000%	7/1/24	3,800,000	4,804,454	(c)
Maryland Health & Higher EFA Revenue Bonds, College of Notre Dame of Maryland Issue, NATL	5.300%	10/1/18	925,000	1,077,921	(c)
Maryland State Health & Higher EFA Revenue:
Howard County General Hospital Issue	5.500%	7/1/21	2,825,000	3,036,169	(c)
LifeBridge Health Issue	5.250%	7/1/18	1,640,000	1,740,122	(b)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/28	15,000	19,055	(b)
University System of Maryland Auxiliary Facility and Tuition Revenue Bonds	5.000%	10/1/21	2,500,000	2,884,525	(b)
Total Pre-Refunded/Escrowed to Maturity				14,758,437
Special Tax Obligation — 3.1%
Frederick County, MD, Special Obligation, Urbana Community Development Authority	5.000%	7/1/30	3,000,000	3,346,560
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/28	1,985,000	2,145,289
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/39	1,000,000	1,076,520
Total Special Tax Obligation				6,568,369
State General Obligation — 5.9%
Commonwealth of Puerto Rico, GO Bonds:
Public Improvement Bonds	5.000%	7/1/25	2,000,000	2,006,540
Public Improvement Bonds	6.000%	7/1/39	5,000,000	5,080,000
State of Maryland, GO Bonds, State and Local Facilities Loan	5.500%	3/1/15	5,000,000	5,493,050
Total State General Obligation				12,579,590
Transportation — 1.8%
Maryland State Department of Transportation, Consolidated Transportation Bonds	5.500%	2/1/15	3,000,000	3,281,820
Maryland State Department of Transportation, Consolidated Transportation Revenue Bonds	3.000%	6/1/27	540,000	554,018
Total Transportation				3,835,838
Water & Sewer — 14.7%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds:
Wastewater Projects, FGIC	5.000%	7/1/22	1,910,000	2,243,180
Water Projects, FGIC	5.000%	7/1/24	1,890,000	2,225,929
Water Projects, FGIC	5.125%	7/1/42	1,000,000	1,002,460

See Notes to Financial Statements.

16	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Schedule of investments (cont’d)

March 31, 2013

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Water & Sewer — continued
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Revenue Bonds, Wastewater Projects, AGM	5.000%	7/1/33	$4,000,000	$4,562,400
City of Baltimore, Maryland, Project Revenue Bonds:
Water Project	4.500%	7/1/36	3,760,000	4,125,886
Water Projects, AMBAC	5.000%	7/1/23	1,000,000	1,148,720
Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC	5.500%	4/1/16	3,425,000	3,425,000	(a)
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	5.250%	6/1/16	1,650,000	1,901,113
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	5.750%	6/1/17	2,000,000	2,427,240
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	6.000%	6/1/18	2,705,000	3,428,858
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	6.000%	6/1/19	3,665,000	4,795,579
Total Water & Sewer				31,286,365
Total Investments before Short-Term Investments (Cost — $167,869,022)				184,973,610
Short-Term Investments — 12.2%
General Obligation — 0.9%
Washington Suburban Sanitation District, MD, GO, BAN, SPA-Helaba	0.150%	6/1/23	1,800,000	1,800,000	(d)(e)
Health Care — 10.0%
Maryland State Health & Higher EFA Revenue Bonds:
Anne Arundel Health System	0.150%	7/1/43	4,800,000	4,800,000	(d)(e)
Greater Baltimore Medical Center Inc.	0.170%	7/1/25	1,500,000	1,500,000	(d)(e)
Johns Hopkins University	0.100%	7/1/36	4,000,000	4,000,000	(d)(e)
Pooled Loan Program, LOC-JPMorgan Chase	0.110%	4/1/35	5,000,000	5,000,000	(d)(e)
Pooled Loan Program, LOC-JPMorgan Chase	0.130%	4/1/35	1,000,000	1,000,000	(d)(e)
University of Maryland Medical System, LOC-Wells Fargo Bank N.A.	0.120%	7/1/34	5,000,000	5,000,000	(d)(e)
Total Health Care				21,300,000
Public Facilities — 1.0%
Maryland State Stadium Authority, Lease Revenue, Baltimore Convention, SPA-Bank of New York	0.100%	12/15/14	2,100,000	2,100,000	(d)(e)

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	17

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — 0.3%
Interest in $925,000,000 joint tri-party repurchase agreement dated 3/28/13 with RBS Securities Inc.; Proceeds at maturity — $701,016; (Fully collateralized by various U.S. government agency obligations, 0.450% to 5.250% due 12/27/13 to 12/28/26; Market value — $715,022)	0.200%	4/1/13	$701,000	$701,000
Total Short-Term Investments (Cost — $25,901,000)				25,901,000
Total Investments — 99.3% (Cost — $193,770,022#)				210,874,610
Other Assets in Excess of Liabilities — 0.7%				1,443,856
Total Net Assets — 100.0%				$212,318,466

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(e)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
GO	— General Obligation
IDA	— Industrial Development Authority
LOC	— Letter of Credit
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
SPA	— Standby Bond Purchase Agreement — Insured Bonds

See Notes to Financial Statements.

18	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Schedule of investments (cont’d)

March 31, 2013

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Ratings table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	16.4%
AA/Aa	27.6
A	17.5
BBB/Baa	23.9
A-1/VMIG 1	12.3
NR	2.3
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	19

Statement of assets and liabilities

March 31, 2013

Assets:
Investments, at value (Cost — $193,770,022)	$210,874,610
Cash	333
Interest receivable	2,329,559
Receivable for Fund shares sold	35,954
Prepaid expenses	24,706
Other assets	1,404
Total Assets	213,266,566

Liabilities:
Payable for Fund shares repurchased	719,228
Distributions payable	56,068
Investment management fee payable	51,184
Service and/or distribution fees payable	41,916
Accrued expenses	79,704
Total Liabilities	948,100
Total Net Assets	$212,318,466

Net Assets:
Par value (Note 8)	$12,436
Paid-in capital in excess of par value	195,598,607
Undistributed net investment income	21,497
Accumulated net realized loss on investments	(418,662)
Net unrealized appreciation on investments	17,104,588
Total Net Assets	$212,318,466

Shares Outstanding:
Class A	8,834,749
Class C	2,208,069
Class I	1,393,601

Net Asset Value:
Class A (and redemption price)	$17.07
Class C*	$17.07
Class I (and redemption price)	$17.08
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$17.83

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Statement of operations

For the Year Ended March 31, 2013

Investment Income:
Interest	$8,312,637

Expenses:
Investment management fee (Note 2)	1,164,333
Service and/or distribution fees (Notes 2 and 5)	483,536
Transfer agent fees (Note 5)	88,898
Legal fees	64,331
Registration fees	44,243
Trustees’ fees	44,114
Fund accounting fees	31,846
Audit and tax	31,215
Shareholder reports	29,951
Insurance	4,702
Custody fees	657
Miscellaneous expenses	18,019
Total Expenses	2,005,845
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(507,202)
Net Expenses	1,498,643
Net Investment Income	6,813,994

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investments Transactions	213,823
Change in Net Unrealized Appreciation (Depreciation) on Investments	655,355
Net Gain on Investments	869,178
Increase in Net Assets from Operations	$7,683,172

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	21

Statements of changes in net assets

For the Years Ended March 31,	2013	2012

Operations:
Net investment income	$6,813,994	$7,360,956
Net realized gain	213,823	141,745
Change in net unrealized appreciation (depreciation)	655,355	13,540,476
Increase in Net Assets From Operations	7,683,172	21,043,177

Distributions to Shareholders From (Notes 1 and 7):
Net investment income	(6,814,659)	(7,360,956)
Decrease in Net Assets From Distributions to Shareholders	(6,814,659)	(7,360,956)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	26,939,834	28,942,248
Reinvestment of distributions	6,182,552	6,737,252
Cost of shares repurchased	(25,839,617)	(32,154,674)
Increase in Net Assets From Fund Share Transactions	7,282,769	3,524,826
Increase in Net Assets	8,151,282	17,207,047

Net Assets:
Beginning of year	204,167,184	186,960,137
End of year*	$212,318,466	$204,167,184
* Includes undistributed net investment income of:	$21,497	$22,162

See Notes to Financial Statements.

22	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$16.99	$15.82	$16.50	$15.58	$15.89

Income (loss) from operations:
Net investment income	0.57	0.64	0.64	0.63	0.68
Net realized and unrealized gain (loss)	0.08	1.17	(0.68)	0.92	(0.31)
Total income (loss) from operations	0.65	1.81	(0.04)	1.55	0.37

Less distributions from:
Net investment income	(0.57)	(0.64)	(0.64)	(0.63)	(0.68)
Total distributions	(0.57)	(0.64)	(0.64)	(0.63)	(0.68)

Net asset value, end of year	$17.07	$16.99	$15.82	$16.50	$15.58
Total return[2]	3.84%	11.63%	(0.32)%	10.08%	2.46%

Net assets, end of year (000s)	$150,828	$150,467	$145,959	$168,589	$145,672

Ratios to average net assets:
Gross expenses	0.85%	0.85%	0.84%	0.89%	1.03%
Net expenses[3,4,5]	0.63	0.64	0.63	0.65	0.70
Net investment income	3.30	3.88	3.88	3.88	4.40

Portfolio turnover rate	13%	4%	15%	6%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class C Shares[1]	2013	2012	2011	2010	2009[2]

Net asset value, beginning of year	$16.99	$15.82	$16.50	$15.58	$15.59

Income (loss) from operations:
Net investment income	0.47	0.54	0.54	0.52	0.07
Net realized and unrealized gain (loss)	0.08	1.17	(0.68)	0.94	0.01
Total income (loss) from operations	0.55	1.71	(0.14)	1.46	0.08

Less distributions from:
Net investment income	(0.47)	(0.54)	(0.54)	(0.54)	(0.09)
Total distributions	(0.47)	(0.54)	(0.54)	(0.54)	(0.09)

Net asset value, end of year	$17.07	$16.99	$15.82	$16.50	$15.58
Total return[3]	3.24%	10.96%	(0.90)%	9.44%	0.53%

Net assets, end of year (000s)	$37,692	$33,068	$28,186	$21,000	$1,965

Ratios to average net assets:
Gross expenses	1.44%	1.45%	1.43%	1.52%	1.99%[4]
Net expenses[5,6,7]	1.21	1.24	1.21	1.20	1.17 [4]
Net investment income	2.71	3.27	3.31	3.22	3.51 [4]

Portfolio turnover rate	13%	4%	15%	6%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 5, 2009 (inception date) to March 31, 2009.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

24	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class I Shares[1,2]	2013	2012	2011	2010	2009[3]

Net asset value, beginning of year	$17.00	$15.82	$16.51	$15.58	$15.83

Income (loss) from operations:
Net investment income	0.60	0.67	0.67	0.66	0.47
Net realized and unrealized gain (loss)	0.08	1.18	(0.69)	0.94	(0.24)
Total income (loss) from operations	0.68	1.85	(0.02)	1.60	0.23

Less distributions from:
Net investment income	(0.60)	(0.67)	(0.67)	(0.67)	(0.48)
Total distributions	(0.60)	(0.67)	(0.67)	(0.67)	(0.48)

Net asset value, end of year	$17.08	$17.00	$15.82	$16.51	$15.58
Total return[4]	4.02%	11.90%	(0.21)%	10.38%	1.58%

Net assets, end of year (000s)	$23,798	$20,632	$12,815	$8,221	$3,296

Ratios to average net assets:
Gross expenses	0.79%	0.71%	0.78%	0.90%	1.22%[5]
Net expenses[6,7,8]	0.45	0.45	0.45	0.45	0.45 [5]
Net investment income	3.48	4.04	4.08	4.04	4.72 [5]

Portfolio turnover rate	13%	4%	15%	6%	8%

[1]	Effective October 5, 2009, Institutional Class shares were renamed as Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period July 30, 2008 (inception date) to March 31, 2009.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Investment Counsel Maryland Tax-Free Income Trust (the “Fund”) is a separate non-diversified investment series of Legg Mason Tax-Free Income Fund (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

26	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Notes to financial statements (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	27

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$184,973,610	—	$184,973,610
Short-term investments†	—	25,901,000	—	25,901,000
Total investments	—	$210,874,610	—	$210,874,610

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Concentration risk. The Fund invests substantially all of its assets in securities issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities, and public authorities. Changes in economic conditions in, or governmental policies of, the State of Maryland could have a significant impact on the performance of the Fund.

The Fund may focus a significant amount of its investments in a single sector of the municipal securities market. In doing so, the Fund is more susceptible to factors adversely affecting that sector than a fund not following that practice.

The Fund may invest a significant portion of assets in securities issued by local governments or public authorities that are rated according to their particular creditworthiness, which may vary significantly from the state’s general obligations. The value of the Fund’s shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

28	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Notes to financial statements (cont’d)

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	29

investment adviser. Effective December 1, 2012, Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, LMIC and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which effective December 1, 2012 is provided by Western Asset. For its services, LMPFA pays LMIC and Western Asset an aggregate fee equal to 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 0.70%, 1.25% and 0.45%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended March 31, 2013, fees waived and/or expenses reimbursed amounted to $507,202.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at March 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I
Expires March 31, 2014	$355,243	$59,025	$37,384
Expires March 31, 2015	309,086	62,819	45,046
Expires March 31, 2016	350,914	82,542	73,746
Fee waivers/expense reimbursements subject to recapture	$1,015,243	$204,386	$156,176

For the year ended March 31, 2013, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

30	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Notes to financial statements (cont’d)

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C share, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2013, LMIS and its affiliates received sales charges of $22,250 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2013, CDSCs paid to LMIS and its affiliates for Class C shares were $3,836.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$26,430,028
Sales	24,790,000

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,399,665
Gross unrealized depreciation	(295,077)
Net unrealized appreciation	$17,104,588

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended March 31, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under those plans the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	31

calculated at the annual rate of 0.45% of the average daily net assets of its Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$230,508	$42,530
Class C	253,028	22,581
Class I	—	23,787
Total	$483,536	$88,898

For the year ended March 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$350,914
Class C	82,542
Class I	73,746
Total	$507,202

6. Line of credit

The Fund, along with certain other Legg Mason Funds, participated in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matured on February 28, 2013. Pursuant to the Credit Agreement, each participating fund was liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bore interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the period ended February 28, 2013. The Fund does not intend to renew the Credit Agreement.

7. Distributions to shareholders by class

	Year Ended March 31, 2013	Year Ended March 31, 2012
Net Investment Income:
Class A	$5,072,774	$5,675,776
Class C	981,521	976,452
Class I	760,364	708,728
Total	$6,814,659	$7,360,956

8. Shares of beneficial interest

At March 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

32	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	700,943	$12,037,051	670,711	$11,188,046
Shares issued on reinvestment	276,767	4,757,823	322,617	5,358,368
Shares repurchased	(997,020)	(17,127,849)	(1,365,954)	(22,484,969)
Net decrease	(19,310)	$(332,975)	(372,626)	$(5,938,555)

Class C
Shares sold	480,081	$8,252,690	455,927	$7,609,261
Shares issued on reinvestment	49,719	854,590	50,997	847,302
Shares repurchased	(267,738)	(4,597,274)	(342,778)	(5,666,949)
Net increase	262,062	$4,510,006	164,146	$2,789,614

Class I
Shares sold	386,416	$6,650,093	613,124	$10,144,941
Shares issued on reinvestment	33,157	570,139	31,901	531,582
Shares repurchased	(239,743)	(4,114,494)	(241,105)	(4,002,756)
Net increase	179,830	$3,105,738	403,920	$6,673,767

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class I
Daily 4/30/2013	$0.044859	$0.036734	$0.047439

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2013	2012
Distributions Paid From:
Tax-exempt income	$6,746,832	$7,290,167
Ordinary Income	67,827	70,789
Total distributions paid	$6,814,659	$7,360,956

As of March 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$87,407
Capital loss carryforward*	(235,583)
Other book/tax temporary differences(a)	(248,989)
Unrealized appreciation (depreciation)	17,104,588
Total accumulated earnings (losses) — net	$16,707,423

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report	33
*	During the taxable year ended March 31, 2013, the Fund utilized $396,902 of its capital loss carryforwards available from prior years. As of March 31, 2013, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2017	$(235,583)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of qualified late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

34	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2013 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Tax-Free Income Fund and to the Shareholders of Legg Mason Investment Counsel Maryland Tax-Free Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Investment Counsel Maryland Tax-Free Income Trust (comprising Legg Mason Tax-Free Income Fund, the “Fund”) at March 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 15, 2013

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	35

Board approval of investment advisory and management agreement and sub-advisory agreement (unaudited)

At its November 2012 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the investment advisory and management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement with Legg Mason Investment Counsel, LLC (the “Adviser”). The Board also considered and approved for an annual period a sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset”) provides day-to-day management of the Fund’s cash and short-term investments. (The sub-advisory agreements are each referred to as a “Sub-Advisory Agreement.”) The Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), met on October 11, 2012, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Trustees, in considering renewal of the Management and Sub-Advisory Agreements, respectively. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. The Independent Trustees further discussed renewal of the Management and Sub-Advisory Agreements in an executive session held on November 15, 2012.

In voting to approve the Agreements, the Board, including the Independent Trustees, considered whether approval of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Sub-Advisory Agreements, respectively. The Board also noted that the same portfolio management team that previously provided management of the Fund’s cash and short-term investments as dual employees of the Manager now provided such services as employees of Western Asset under a Sub-Advisory Agreement. The Board also considered the Manager’s supervisory activities over the Adviser and Western Asset. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser, Western Asset and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager, the

36	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Board approval of investment advisory and management agreement and sub-advisory agreement (unaudited) (cont’d)

Adviser and Western Asset took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Adviser and Western Asset and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager, the Adviser and Western Asset and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted the Fund’s underperformance for the one and three-year periods ended June 30, 2012, which placed it in the fourth quintile, and noted the outstanding longer term performance history of the Fund, which as of June 30, 2012 placed the Fund in the first quintile for each of the five and ten-year periods. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager, the Adviser and Western Asset, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser and Western Asset. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (“Actual Management Fee”).

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	37

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and the Board considered that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (third quintile and first quintile, respectively) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2012, which corresponds to Legg Mason’s most recently completed fiscal year. The Trustees considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there are currently no breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

38	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Board approval of investment advisory and management agreement and sub-advisory agreement (unaudited) (cont’d)

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Investment Counsel Maryland Tax-Free Income Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position with Trust	Trustee
Term of office and length of time servedA	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee	None
Arnold L. Lehman
Year of birth	1944
Position with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee	None
Robin J.W. Masters
Year of birth	1955
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee	Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

40	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position with Trust	Trustee
Term of office and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 15 portfolios; Director/Trustee of the Royce Family of Funds consisting of 34 portfolios.
Other board memberships held by Trustee	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position with Trust	Trustee
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 15 portfolios; Director/Trustee of the Royce Family of Funds consisting of 34 portfolios.
Other board memberships held by Trustee	Director of TICC Capital Corp. (formerly, Technology Investment Capital Corp.)

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	41

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee	None
Robert M. Tarola
Year of birth	1950
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	15
Other board memberships held by Trustee	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)
Interested Trustee[3]
R. Jay Gerken
Year of birth	1951
Position(s) with Trust	Chairman, President and Trustee
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	162
Other board memberships held by Trustee	None

42	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	43

Executive Officers cont’d
Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); formerly: Assistant Controller of certain mutual funds associated with LMPFA (2007 to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

[1]

Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Trustees Committee (chair: Arnold Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Gerken is considered to be an interested person, as defined in the 1940 Act, of the Trust on the basis of his current employment with the Fund’s investment adviser or its affiliated entities (including the Trust’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as his ownership of Legg Mason, Inc. stock.

44	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Important tax information (unaudited)

98.97% and 99.13% of the net investment income distributions paid monthly by the Fund from April 2012 through December 2012 and from January 2013 through March 2013, respectively, qualify as tax-exempt interest dividends for Federal income tax purposes.

The following information is applicable to non-U.S. resident shareholders:

All of the ordinary income distributions paid monthly by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Legg Mason Investment Counsel

Maryland Tax-Free Income Trust

Trustees

R. Jay Gerken Chairman

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment sub-adviser

Legg Mason Investment Counsel, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

The Fund is a separate investment series of Legg Mason Tax-Free Income Fund, a Massachusetts business trust.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Maryland Tax-Free Income Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-030/A 5/13 SR13-1913

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Arthur S. Mehlman and Robert M. Tarola possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2012 and March 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,797 in 2012 $26,617 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,100 in 2012 and $4,200 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2012 and $253 in 2013, other than the services reported in paragraphs (a) through (c) of this item 4 for the Legg Mason Tax-Free Income Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to the Registrant requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each Legg Mason Fund (each a “Fund”) states that the Committee has the duty and power (a) to pre-approve the engagement of each Fund’s independent auditors to perform any permissible non-audit services for that Fund and, as the Committee deems appropriate, to establish and oversee policies and procedures for the pre-approval of such services to a Fund and (b) to pre-approve the engagement of each Fund’s independent auditors to perform any permissible non-audit services for the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the investment adviser(s) if the engagement relates directly to the operations and financial reporting of the Fund, and, as the Committee deems appropriate, to establish and oversee policies and procedures for the pre-approval of such services.

The Audit Committee’s policy is to delegate to its chairperson the authority to pre-approve items prior to the next meeting of the Committee. Such pre-approvals are reported at the next quarterly meeting of the Audit Committee.

(2) For Legg Mason Tax Free Income Fund, the percentage of fees that were pre-approved by the Audit Committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no fees billed to the Registrant for services where pre-approval of the Audit Committee was necessary pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Tax Free Income Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to the Registrant during the reporting period were $100,000 in 2012 and $91,500 in 2013.

(h) Yes. Legg Mason Tax Free Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to Legg Mason Tax Free Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Tax Free Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Legg Mason Tax Free Income Fund

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Legg Mason Tax Free Income Fund

Date: May 24, 2013

By:	/s/ Rick F. Sennett
Rick F. Sennett
Principal Financial Officer
Legg Mason Tax Free Income Fund

Date: May 24, 2013